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                                                                 EXHIBIT (z)(1)

                           AGREEMENT OF JOINT FILING


         AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company, AIMCO/IPT, Inc., Cooper River Properties, L.L.C., AIMCO/IPT, Inc., Insignia Properties, L.P., agree that the Amendment No. 18 to
Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: May 31, 2000


                                                 AIMCO PROPERTIES, L.P.

                                                 By: AIMCO-GP, INC.
                                                      (General Partner)

                                                 By: /s/Patrick J. Foye
                                                     ---------------------------
                                                     Executive Vice President


                                                 COOPER RIVER PROPERTIES, L.L.C.

                                                 By: /s/Patrick J. Foye
                                                     ---------------------------
                                                     Executive Vice President


                                                 AIMCO/IPT, INC.

                                                 By: /s/Patrick J. Foye
                                                     ---------------------------
                                                     Executive Vice President

                                                 INSIGNIA PROPERTIES, L.P.

                                                 By:      AIMCO/IPT, INC.
                                                      (General Partner)

                                                 By: /s/Patrick J. Foye
                                                     ---------------------------
                                                     Executive Vice President


                                                 AIMCO-GP, INC.

                                                 By: /s/Patrick J. Foye
                                                     ---------------------------
                                                     Executive Vice President

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                                                 APARTMENT INVESTMENT
                                                 AND MANAGEMENT COMPANY

                                                 By: /s/Patrick J. Foye
                                                     ---------------------------
                                                     Executive Vice President]






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